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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest event Reported):   July 17, 1995


                      The Reynolds and Reynolds Company
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            (Exact name of registrant as specified in its charter)



  Ohio                           0-132                 31-0421120
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(State of other jurisdiction    (Commission            (IRS Employer
of incorporation)               File Number)          Identification No.)



115 South Ludlow Street,     Dayton, Ohio                45402
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  513-443-2000


                                     N.A.
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(Former name or former address, if changed since last report.)

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Item 5.  Other Events
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         The Reynolds and Reynolds Company (the "Company") has been informed that William H. Seall, a director of the Company, has been indicted by a federal grand jury on multiple counts of bank fraud, money laundering, theft of government funds, mail and wire fraud and conspiracy. Six other individuals were named in the indictments. None of the charges relate to the Company or to Mr. Seall's conduct as one of its directors. Mr. Seall is scheduled to appear in U. S. District Court in Cincinnati, Ohio on August 28, 1995 for arraignment on the charges. Mr. Seall has stated to the Company that he is innocent of all charges and intends to defend himself vigorously in court.

                                   SIGNATURE
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         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                               The Reynolds and Reynolds Company


                                              By:  /s/ David R. Holmes
                                                 ------------------------------
                                                   David R. Holmes
                                                   Chairman of the Board,
                                                   President and
                                                   Chief Executive Officer